                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2001

                           AMERICAN HOMEPATIENT, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      0-19532                      62-1474680
       --------                    ------------                ----------------
   (State or other                 (Commission                 (I.R.S. Employer
   jurisdiction of                 File Number)                Identification
   incorporation)                                                    Number)

          5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
          -------------------------------------------------------------
                    (Address of principal executive offices)



                                 (615) 221-8884
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
   -------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

   -------------------------------------------------------------------------


                             Exhibit Index on Page 3
                                   Page 1 of 3


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ITEM 5.  OTHER EVENTS.

         As previously reported by the Registrant, on June 11, 2001, a settlement agreement (the "Settlement") was entered among the Registrant, the United States of America, acting through the United States Department of Justice ("DOJ") and on behalf of the Office of Inspector General of the Department of Health and Human Services ("OIG") and the TRICARE Management Activity, and a former Registrant employee, as relator. The Settlement covers alleged improprieties by the Registrant during the period from January 1, 1995 through December 31, 1998, including allegedly improper billing activities and allegedly improper remuneration to and contracts with physicians, hospitals and other healthcare providers. The Registrant has been dealing with the issues covered by the Settlement since February 1998, when the OIG served a subpoena on the Registrant at its Pineville, Kentucky center. Pursuant to the Settlement, the Registrant has made an initial payment of $3.0 million and has agreed to make additional payments in the principal amount of $4.0 million, together with interest on this amount, in installments due at various times over the next 57 months. The Registrant has also agreed to pay the relator's attorneys fees and expenses, the amount of which will be determined by binding arbitration. The Registrant has recorded a reserve in the amount of $7.5 million based upon the Settlement. The Settlement does not resolve the relator's claims that the Registrant discriminated against him as a result of his reporting alleged violations of the law to the government. The Registrant denies and intends to vigorously defend these claims. The Registrant previously reported that the Settlement was submitted to Judge Russell of the United States District Court for the Western District of Kentucky for final approval. The Registrant learned on June 29, 2001 that Judge Russell entered his final approval of the Settlement on June 26, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMERICAN HOMEPATIENT, INC.



                                  By:   /s/ Marilyn O'Hara
                                        ---------------------------------------


                                  Name: Marilyn O'Hara
                                        ---------------------------------------

                                  Title: Chief Financial and Accounting Officer
                                         --------------------------------------


Date: July 13, 2001


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
   10.1                    Settlement Agreement between the United States of
                           America, acting through the United States Department
                           of Justice and on behalf of the Office of Inspector
                           General of the United States Department of Health and
                           Human Services (OIG-HHS) and the TRICARE Management
                           Activity (TMA), a field activity of the Department of
                           Defense, acting through the General Counsel of TMA
                           (collectively, the United States); American
                           HomePatient, Inc. (AHOM, Inc.); American HomePatient,
                           Inc., Delaware (AHOM Delaware); and Kenneth E.
                           Hollis.




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